SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 20, 2007
                                                         -----------------

                             BROOKLINE BANCORP, INC.
                             -----------------------
               (Exact Name of Registrant as Specified in Charter)

          Delaware                      0-23695                  04-3402944
          --------                      -------                  ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
       of Incorporation)                                     Identification No.)


160 Washington Street, Brookline, Massachusetts                     02447
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code: (617) 730-3500
                                                     -------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal
           Year.

     Effective December 20, 2007, the Board of Directors of Brookline Bancorp, Inc. (the "Registrant") approved an amendment to Article V. Section 1 of the Registrant's Bylaws providing that the Registrant's Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Registrant's stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Registrant.

Item 9.01. Financial Statements and Exhibits.

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Not Applicable.

(d)  Exhibits.

     Exhibit No.          Exhibit
     -----------          -------

     3                    Text of Article V, Section 1 of Bylaws, as amended

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                        BROOKLINE BANCORP, INC.


Date: December 21, 2007                 By: /s/ Paul R. Bechet
                                            ------------------
                                            Paul R. Bechet
                                            Senior Vice President, Treasurer and
                                            Chief Financial Officer